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Deckers Announces Board Action to Address and Resolve Marcato Lawsuit

GOLETA, Calif. – November 10, 2017 – Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced that its Board of Directors has taken the actions described below to address and deem resolved the lawsuit filed by an affiliate of Marcato Capital Management LP (together, “Marcato”) on October 23, 2017, in the Court of Chancery of the State of Delaware. The Deckers Board urges stockholders to vote “FOR” all nine of Deckers’ highly qualified directors using the WHITE proxy card at the Annual Meeting on December 14, 2017.

“We’ve taken decisive action to resolve these legal issues so that stockholders can focus on what really matters—choosing the right stewards to lead Deckers forward and continue to execute on its transformation,” said John M. Gibbons, Chairman of the Board of Directors. “The Deckers Board is singularly focused on continuing to evolve Deckers to meet the needs of our consumers and deliver value to our stockholders. This transformation—which has been in process for almost two years and was already far along when Marcato made its initial investment—is showing real, tangible results. It is enabling Deckers to be a faster, leaner and more focused business that is better positioned to build stockholder value and win in the marketplace. We strongly believe that our Board of experienced and well-qualified directors is the right Board to move Deckers forward. We urge all stockholders to vote on the WHITE proxy card at the upcoming Annual Meeting.”

The Deckers Board has taken the following actions:

•	As previously announced, Deckers will hold its 2017 Annual Meeting of Stockholders on December 14, 2017, subject only to the Board’s ability, in the exercise of its fiduciary duties to stockholders, to adjust the date of the meeting should circumstances require that action. The Board also authorized Deckers to enter into a stipulation with Marcato regarding this commitment.

•	The Board approved an amendment to Deckers’ credit facility to prevent an “event of default” from occurring under the credit facility if a majority of Marcato’s director nominees were to be elected at the Annual Meeting. Deckers is working with JPMorgan Chase Bank, the administrative agent under its credit facility, to obtain the necessary lender consents to implement this amendment as soon as possible. The Board approved Marcato’s director nominees as director candidates under the credit facility solely for this purpose.

•	The Board disabled the acceleration of equity awards and compensation arrangements under certain of Decker’s equity and deferred compensation plans that would have otherwise occurred if a majority of Marcato’s director nominees were to be elected at the Annual Meeting. In order to effect this change, the Board determined that Marcato’s director nominees, if elected, would be “continuing directors” solely for this purpose under the relevant equity and deferred compensation plans.

In light of today’s announcement, Deckers and the Board believe that Marcato’s lawsuit is moot and will promptly pursue dismissal of Marcato’s lawsuit.

About Deckers Brands

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company’s portfolio of brands includes UGG®, Koolaburra®, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has a 40-year history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to considerable risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding Deckers’ future strategies and cost-reduction initiatives. Deckers has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions about trends affecting Deckers’ business and industry and are based on information available as of the time such statements are made. Although Deckers does not make forward-looking statements unless it believes that it has a reasonable basis for doing so, Deckers cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause Deckers’ actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in Decker’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, as well as in its other filings with the Securities and Exchange Commission.

Except as required by applicable law or the listing rules of the New York Stock Exchange, Deckers expressly disclaims any intent or obligation to update any forward-looking statements, or to update the reasons that actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in Deckers’ expectations, or as a result of the availability of new information.

Investors:

Deckers Brands

Steve Fasching, 805-967-7611

VP, Strategy & Investor Relations

or

Innisfree M&A Incorporated

Arthur B. Crozier, 212-750-5833

or

Media:

Joele Frank, Wilkinson Brimmer Katcher

Eric Brielmann / Amy Feng, 415-869-3950